Other Accrued Expenses and Other Liabilities (Details 2) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other current liabilities
Lease exit liability	$ 1,067	$ 1,704	$ 1,083
Deferred revenue	582	1,512	1,397
Market lease reserves	768	946	1,639
Other	4,649	1,225	2,132
Total other current liabilities	$ 7,066	$ 5,387	$ 6,251